UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) November 13, 2002
                                -----------------

                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


                             Iowa 0-25551 94-2213782
                             ---- ------- ----------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                 --------------


                                       N/A
                         ------------------------ ----
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

       Cautionary Statements. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), MidAmerican Energy Holdings Company (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company.

         The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed or implied by any forward-looking statements of the Company made by or on behalf of the Company. The factors included here are not exhaustive. Forward-looking statements, by their nature, are speculative and are based on then current expectations involving a number of known and unknown risks and uncertainties that could cause the actual results or performance, expressed or implied, by the forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence or unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed or implied by any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.

Risk Associated with the Company's Corporate and Financial Structure

         The Company is a holding company that depends on distributions from its subsidiaries and joint ventures to meet its needs.

         The Company is a holding company and derives substantially all of its income and cash flow from its subsidiaries and joint ventures. The Company expects that future development and acquisition efforts will be similarly structured to involve operating subsidiaries and joint ventures. The Company is dependent on the earnings and cash flows of, and dividends, loans, advances or other distributions from, its subsidiaries and joint ventures to generate the funds necessary to meet its obligations, including the payment of principal of, or interest and premium, if any, on, its debt. All required payments on debt and preferred stock at subsidiary levels will be made before funds from its subsidiaries are available to the Company. The availability of distributions from such entities is also subject to:

o        their earnings and capital requirements,

o the satisfaction of various covenants and conditions contained in financing documents by which they are bound or in their organizational documents, and

o in the case of the Company's regulated utility subsidiaries, regulatory restrictions which restrict their ability to distribute profits and other amounts to the Company.

         The Company is substantially leveraged and its debt is structurally subordinated to the indebtedness of its subsidiaries.

         The Company's substantial leverage level presents the risk that it might not generate sufficient cash to service its indebtedness or that its leveraged capital structure could limit its ability to finance future acquisitions, develop additional projects, compete effectively and operate successfully under adverse economic conditions. At June 30, 2002, the Company's outstanding indebtedness was approximately $2.0 billion (excluding $1.1 billion in aggregate principal amount of its trust preferred securities, its guarantees and letters of credit in respect of subsidiary indebtedness aggregating approximately $231 million and its completion guarantee issued in favor of the lenders under Kern River Gas Transmission Company's ("Kern River") $875 million construction loan facility in connection with Kern River's 2003 pipeline expansion project). On August 16, 2002, the Company issued an additional $950 million of its trust preferred securities in connection with the purchase of Northern Natural Gas Company ("Northern Natural Gas") and on October 4, 2002, the Company sold $700 million of its senior notes. In addition, the Company's subsidiaries have significant amounts of indebtedness. At June 30, 2002, the Company's consolidated subsidiaries' and joint ventures' total outstanding indebtedness exceeded $6.0 billion, which does not include $457 million representing the Company's share of outstanding indebtedness of CE Generation, LLC, or trade debt of its subsidiaries.

Risks Associated with the Company's Business

         The Company's recent growth has been achieved, in part, through strategic acquisitions, and additional acquisitions may not be successful.

         Because the Company's industry is rapidly changing, there are opportunities for acquisitions of assets and businesses, as well as for business combinations. The Company investigates opportunities that may increase shareholder value and build on existing businesses. The Company has participated in the past and its security holders may assume that at any time the Company may be participating in bidding or other negotiations for such transactions. Such participation may or may not result in a transaction for the Company. Any such transaction that does take place may involve consideration in the form of cash, debt or equity securities.

         In the past six years, the Company has completed several significant acquisitions, including the acquisitions of Northern Electric, Yorkshire Electricity, MidAmerican Energy Company ("MidAmerican Energy"), Kern River and Northern Natural Gas. The Company has successfully integrated Northern Electric, Yorkshire Electricity, MidAmerican Energy and Kern River. The Company closed on the acquisition of Northern Natural Gas on August 16, 2002 and is in the process of integrating its operations. The Company intends to continue to actively pursue acquisitions in the energy industry to complement and diversify its existing business for the foreseeable future.

         The successful integration of Northern Natural Gas and any businesses that may be acquired in the future will entail numerous risks, including, among others, the risk of diverting management's attention from day-to-day operations, the risk that the acquired businesses will require substantial capital and financial investments and the risk that the investments will fail to perform in accordance with expectations. Any substantial diversion of management attention and any substantial difficulties encountered in the transition and integration process could have a material adverse effect on the revenues, levels of expenses and operating results of the Company.

         In addition, it has been publicly reported over the past year that many of the participants in the United States energy industry, including the prior owners of Kern River and Northern Natural Gas and potentially including other industry participants from whom the Company may choose to purchase additional businesses in the future, have recently had or may have liquidity, creditworthiness and other financial difficulties. As a consequence, there can be no assurance that any such sellers will not enter into bankruptcy or insolvency proceedings or that they will otherwise be able, required or willing to perform on their indemnification obligations to the Company if the Company should elect to pursue any such claims the Company may have against any of them under the Company`s acquisition agreements in the future. If the Company's due diligence efforts were or are unsuccessful in identifying and analyzing all material liabilities relating to acquired companies and if there were to be any material undisclosed liabilities, or if there were to be other unexpected consequences from any such bankruptcy or insolvency proceeding, such as a successful challenge as to whether the prices paid by the Company constituted reasonably equivalent value within the meaning of the relevant bankruptcy laws, then any such bankruptcy or insolvency, or failure by any of these sellers to perform their indemnification obligations to the Company, could have a material adverse effect on the Company's business, financial condition, results of operations and the market prices and rates for the Company's securities.

         The Company is actively pursuing, developing and constructing new or expanded facilities, the completion and expected cost of which is subject to significant risk.

         Through its operating subsidiaries, the Company is continuing to develop, construct, own and operate new or expanded facilities, including Kern River's 2003 pipeline expansion project, a zinc recovery project in California and two planned electric generating plants in Iowa, and in the future it expects to pursue the development, construction, ownership and operation of additional new or expanded energy projects (including, without limitation, generation, distribution, transmission, exploration/production, storage and supply projects and related activities, infrastructure and services), both domestically and internationally, the completion of any of which, including any future projects, is subject to substantial risk and may expose the Company to significant costs. The Company cannot provide assurance that its development or construction efforts on any particular project, or its efforts generally, will be successful.

         Also, a proposed expansion or project may cost more than planned to complete, and such excess costs, if related to a regulated asset and found to be imprudent, may not be recoverable in rates. The inability to successfully and timely complete a project or avoid unexpected costs may require the Company to perform under guarantees (such as the Kern River completion guarantee), and the inability to avoid unsuccessful projects or to recover any excess costs may materially affect the Company's ability to service its debt obligations. The Kern River completion guarantee also contains potential acceleration events based on the Company's credit ratings, its ownership and other customary events of default.

         The Company's subsidiaries are subject to certain operating uncertainties which may adversely affect revenues, expenses or distributions.

         The operation of complex electric and gas utility (including transmission and distribution systems), pipeline or power generating facilities involves many operating uncertainties and events beyond the Company's control. Operating risks include the breakdown or failure of power generation equipment, compressors, pipelines, transmission and distribution lines or other equipment or processes, fuel interruption, performance below expected levels of output, capacity or efficiency, operator error and catastrophic events such as severe storms, fires, earthquakes or explosions. A casualty occurrence might result in injury or loss of life, extensive property damage or environmental damage. Revenues, expenses and distributions may also be adversely affected by general economic, business, regulatory and weather conditions. The realization of any of these risks could significantly reduce or eliminate the Company's affiliates' revenues or significantly increase its affiliates' expenses, thereby adversely affecting the ability to receive distributions from subsidiaries and joint ventures.

         The Company currently possesses property, business interruption, catastrophic and general liability insurance, but proceeds from such insurance coverage may not be adequate for all liabilities incurred, lost revenue or increased expenses. Moreover, such insurance may not be available in the future at commercially reasonable costs and on commercially reasonable terms. Changes in the insurance markets subsequent to the September 11, 2001 terrorist attacks have made it more difficult for the Company to obtain certain types of coverage. There can be no assurance that the Company will be able to obtain the levels or types of insurance it would otherwise have obtained prior to these market changes or that the insurance coverage it does obtain will not contain large deductibles or fail to cover certain hazards or that it will otherwise cover all potential losses.

         Acts of sabotage and terrorism aimed at Company facilities could adversely affect the Company's business.

         Since the September 11, 2001 terrorist attacks, the United States government has issued warnings that energy assets, specifically the nation's pipeline and utility infrastructure, may be the future targets of terrorist organizations. These developments have subjected the Company's operations to increased risks. Any future acts of sabotage or terrorism aimed at Company facilities, or those of its customers, could have a material adverse effect on the Company's business, financial condition and results of operations. Any resulting acts of war or the threat of war as a result of such terrorist attacks could adversely affect the economy and energy consumption. Instability in the financial markets as a result of terrorism or war could also materially adversely affect the Company's ability to raise capital.

         The Company is subject to comprehensive energy regulation and changes in regulation and rates may adversely affect its business, financial condition and results of operations.

         The Company is subject to comprehensive governmental regulation, including regulation in the United States by various federal, state and local regulatory agencies, regulation in the United Kingdom and regulation in the Philippines, all of which significantly influences its operating environment, rates, capital structure, costs and ability to recover its costs from customers. These regulatory agencies include, among others, the Federal Energy Regulatory Commission ("FERC"), the Environmental Protection Agency, the Nuclear Regulatory Commission, the United States Department of Transportation, the Iowa Utilities Board, the Illinois Commerce Commission, other state utility boards, numerous local agencies, the Gas and Electricity Markets Authority, or GEMA, which in discharging certain of its powers acts through its staff within the Office of Gas and Electricity Markets, or Ofgem, in the United Kingdom, and various other governmental agencies in the United Kingdom and the Philippines. The FERC has jurisdiction over, among other things, wholesale rates for electric transmission service and electric energy sold in interstate commerce, interstate natural gas transportation and storage rates, the siting and construction of interstate natural gas transportation facilities and certain other activities of the Company's utility subsidiaries. United States federal, state and local agencies also have jurisdiction over many of the Company's other activities. The utility commissions in the states where the Company's utility subsidiaries operate regulate many aspects of its utility operations including siting and construction of facilities, customer service and the rates that it can charge customers. The revenues of the Company's United Kingdom distribution businesses are subject to review and adjustment by GEMA and many other aspects of its subsidiaries' United Kingdom operations are subject to the jurisdiction of GEMA and other regulators and agencies in the United Kingdom.

         The structure of federal and state energy regulation is currently undergoing change and has in the past, and may in the future, be the subject of various challenges, initiatives and restructuring proposals by policy makers, utilities and other industry participants. In addition to Congressional initiatives, many states are implementing or considering regulatory initiatives designed to increase competition in the domestic power generation industry and increase access to electric utilities' transmission and distribution systems for independent power producers and electricity consumers. The implementation of regulatory changes in response to such challenges, initiatives and restructuring proposals could result in the imposition of more comprehensive or stringent requirements on the Company or its subsidiaries or other industry participants, which would result in increased compliance costs and could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company is unable to predict the impact on its operating results from the future regulatory activities of any of these agencies or the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. Changes in regulations or the imposition of additional regulations could have a material adverse impact on the Company's results of operations. Recent developments, events and uncertainties which have impacted or could impact the Company's businesses are described below.

         On July 31, 2002, the FERC issued a notice of proposed rulemaking with respect to Standard Market Design for the electric industry. The FERC has characterized the proposal as portending "sweeping changes" to the use and expansion of the interstate transmission and wholesale bulk power systems in the United States. The proposal includes numerous proposed changes to the current regulation of transmission and generation facilities designed "to promote economic efficiency" and replace the "obsolete patchwork we have today," according to the FERC Chairman. The final rule, if adopted as currently proposed, would require all public utilities operating transmission facilities subject to the FERC jurisdiction to file revised open access transmission tariffs that would require changes to the basic services these public utilities currently provide. The proposed rule may impact the pricing of MidAmerican Energy's electricity and transmission products. The FERC does not envision that a final rule will be fully implemented until September 30, 2004. The Company is still evaluating the proposed rule, and believes that the final rule could vary considerably from the initial proposal. Accordingly, the Company is presently unable to quantify the likely impact of the proposed rule on it.

         The state utility regulatory environment has to date, in general, given MidAmerican Energy an exclusive right to serve retail electricity customers within its primary service territory in Iowa and, in turn, the obligation to provide electric service to those customers. There can be no assurance that there will not be a change in legislation or regulation in Iowa or in any of the other states in which the Company operates to allow retail competition in MidAmerican Energy's service territory.

         Because the Kern River and Northern Natural Gas pipeline systems are interstate natural gas pipelines subject to regulation as natural gas companies under the Natural Gas Act, as amended, the rates the Company can charge its customers and other terms and conditions of service are subject to review by the FERC and the possibility of modification in periodic rate proceedings or at any time in response to a complaint proceeding initiated by a customer or on the FERC's own initiative. The rates the Company can charge are required to be just and reasonable. The objective of the rate setting process is to allow the Company to recover its costs to construct, own, operate and maintain its pipelines which are actually and prudently incurred and to afford the Company an opportunity to earn a reasonable rate of return. Under the terms of the Company's transportation service contracts and in accordance with the FERC's ratemaking principles, the current maximum tariff rates are designed to recover costs included in its pipeline systems' regulatory cost of service that are associated with the construction and operation of the Company's pipeline systems that are actually, reasonably and prudently incurred. All costs incurred may not be recoverable through existing or future rates. Failure to recover material costs may have a material adverse effect on the Company's business, financial condition and results of operations.

         Revenue from Northern Electric's and Yorkshire Electricity's distribution business is controlled by a distribution price control formula which determines the maximum average price per unit of electricity that a distribution network operator in Great Britain may charge. The distribution price control formula is expected to have a five-year duration and is subject to review by the British regulatory body for the energy sector, GEMA, at the end of each five-year period and at other times in the discretion of GEMA. At each review, GEMA can propose adjustments to the distribution price control formula. In December 1999, a review resulted in a reduction in allowed revenue of 24% for Northern Electric's distribution business and 23% for Yorkshire Electricity's distribution business, in real terms, with effect from and after April 1, 2000. The next review of the distribution price control formula is expected to become effective in April 2005. Any further price reviews by GEMA, including those it may elect to conduct at any time in its discretion, may have a material adverse effect on the Company's results of operations.

         The Philippine Congress has passed the Electric Power Reform Act of 2001, which is aimed at restructuring the power industry, including privatization of the National Power Corporation and introduction of a competitive electricity market, among other things. The implementation of the bill may have an adverse impact on the Company's operations in the Philippines and the Philippines power industry as a whole.

         The Company is subject to environmental, safety and other laws and regulations which may adversely impact it.

         Through its subsidiaries and joint ventures, the Company is subject to a number of environmental, safety and other laws and regulations affecting many aspects of its present and future operations, both domestic and foreign, including air emissions, water quality, wastewater discharges, solid wastes, hazardous substances and safety matters. The Company may incur substantial costs and liabilities in connection with its operations as a result of these regulations. In particular, the cost of future compliance with federal, state and local clean air laws, such as those that require certain generators, including some of the Company's subsidiaries' electric generating facilities, to limit nitrogen oxide emissions and potential other pollutants, may require the Company to make significant capital expenditures which may not be recoverable through future rates. In addition, these costs and liabilities may include those relating to claims for damages to property and persons resulting from the Company's operations. The implementation of regulatory changes imposing more comprehensive or stringent requirements on the Company, to the extent such changes would result in increased compliance costs or additional operating restrictions, could have a material adverse effect on our business, financial condition and results of operations.

         In addition, regulatory compliance for existing facilities and the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of value if projects cannot function as planned due to changing regulatory requirements or local opposition.

         Potential pipeline safety legislation and an increase in public expectations on pipeline safety may also require replacement of some of the Company's pipeline segments, addition of monitoring equipment, and more frequent inspection or testing of its pipeline facilities. These requirements coupled with increases in state and federal agency oversight, if adopted, would necessitate additional testing and reporting which may result in higher operating costs and/or capital costs. FERC-approved tariffs or competition from other natural gas sources may not allow the Company to recover these increased costs of compliance.

         In addition to operational standards, environmental laws also impose obligations to clean up or remediate contaminated properties or to pay for the cost of such remediation, often upon parties that did not actually cause the contamination. Accordingly, the Company may become liable, either contractually or by operation of law, for remediation costs even if the contaminated property is not presently owned or operated by it, or if the contamination was caused by third parties during or prior to the Company's ownership or operation of the property. Given the nature of the past industrial operations conducted by the Company and others at its properties, there can be no assurance that all potential instances of soil or groundwater contamination have been identified, even for those properties where an environmental site assessment or other investigation has been conducted. Although the Company has accrued reserves for its known remediation liabilities, future events, such as changes in existing laws or policies or their enforcement, or the discovery of currently unknown contamination, may give rise to additional remediation liabilities which may be material.

         Any failure to recover increased environmental or safety costs incurred by the Company may have a material adverse effect on its business, financial condition and results of operations.

         Increased competition resulting from legislative, regulatory and restructuring efforts could have a significant financial impact on the Company and its utility subsidiaries and consequently decrease the Company's revenue.

         The energy market continues to move towards a competitive environment and is characterized by numerous strong and capable competitors, many of which have more extensive operating experience and greater financial resources than the Company and its subsidiaries. Retail competition and the unbundling of regulated energy and gas service could have a significant adverse financial impact on the Company and its subsidiaries due to an impairment of assets, a loss of customers, lower profit margins and/or increased costs of capital. The total impacts of restructuring may have a significant financial impact on the Company's financial position, results of operations and cash flows. The Company cannot predict when it will be subject to changes in legislation or regulation, nor can it predict the impacts of these changes on its financial position, results of operations or cash flows.

         The generation segment of the electric industry has been and will be significantly impacted by competition. The introduction of competition in the wholesale market has resulted in a proliferation of power marketers and a substantial increase in market activity. Many of these marketers have experienced financial difficulties and the market continues to be volatile.

         As retail competition continues to evolve, margins will be pressured by competition from other utilities, power marketers and self-generation. Many states and the federal government are implementing or considering regulatory initiatives that would increase access to electric utilities' transmission and distribution systems for independent power producers, utilities, power marketers and electricity customers. Although the recent and anticipated changes in the United States electric utility industry may create opportunities, they will also create additional challenges and risks for utilities. Competition will put pressure on margins for traditional electric services. Illinois recently enacted a law that provides for full retail customer choice in 2002. While introduction of retail competition in Iowa is not presently expected, depending upon the terms of any such legislation, if introduced it could have a material adverse effect on the Company. These types of restructurings and other industry restructuring efforts could materially impact the Company's results of operations in a manner which is difficult to predict, since such efforts will depend on the terms and timing of such restructuring.

         As a result of the FERC orders, including Order 636, the FERC's policies favoring competition in gas markets, the expansion of existing pipelines and the construction of new pipelines, the interstate pipeline industry has begun to experience some failure to renew, or turn back, of firm capacity, as existing transportation service agreements expire and are terminated. Local distribution companies and end-use customers have more choices in the new, more competitive environment and may be able to obtain service from more than one pipeline to fulfill their natural gas delivery requirements. If a pipeline experiences capacity turn back and is unable to remarket the capacity, the pipeline or its remaining customers may have to bear the costs associated with the capacity that is turned back. Any new pipelines that are constructed could compete with the Company's pipeline subsidiaries for customers' service needs. Increased competition could reduce the volumes of gas transported by the Company's pipeline subsidiaries or, in cases where they do not have long-term fixed rate contracts, could force its pipeline subsidiaries to lower their rates to meet competition. This could adversely affect the Company's pipeline subsidiaries' financial results.

         A significant decrease in demand for natural gas in the markets served by the Company's subsidiaries' pipeline and distribution systems would significantly decrease its revenue and thereby adversely affect its business, financial condition and results of operations.

         A sustained decrease in demand for natural gas in the markets served by the Company's subsidiaries' pipeline and distribution systems would significantly reduce its revenues. Factors that could lead to a decrease in market demand include:

o a recession or other adverse economic condition that results in a lower level of economic activity or reduced spending by consumers on natural gas;

o an increase in the market price of natural gas or a decrease in the price of other competing forms of energy, including electricity, coal and fuel oil;

o higher fuel taxes or other governmental or regulatory actions that increase, directly or indirectly, the cost of natural gas or that limit the use of natural gas;

o a shift by consumers to more fuel-efficient or alternative fuel machinery or an improvement in fuel economy, whether as a result of technological advances by manufacturers, legislation mandating higher fuel economy, or otherwise; and

o a shift by the Company's pipeline and distribution customers to the use of alternate fuels, such as fuel oil, due to price differentials or other incentives.

         Failure of the Company's significant power purchasers and pipeline customers to pay amounts due under their contracts could reduce its revenues materially.

         The Company's subsidiaries' non-utility generating facilities and both of the Company's pipeline subsidiaries are dependent upon a relatively small number of customers for a significant portion of their revenues. As a result, the Company's profitability and ability to make payments on its debt generally will depend upon the continued financial performance and creditworthiness of these customers. Accordingly, failure of one or more of the Company's most significant customers to pay for contracted electric generating capacity or pipeline capacity reservation charges, for reasons related to financial distress or otherwise, could reduce its revenues materially if the Company was not able to make adequate alternate arrangements and therefore could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company's pipeline subsidiaries may not be able to maintain or replace long-term gas transportation service agreements at favorable rates as existing contracts expire.

         The Company's business, financial condition and results of operations are dependent in significant part on the ability of Kern River and Northern Natural Gas to maintain long-term transportation service agreements with customers subject to favorable transportation rates.

         Upon expiration of these long-term transportation service agreements, existing customers may elect not to extend their contracts at rates favorable to the Company's subsidiaries or on a long-term basis, or at all. The Company's pipeline subsidiaries may also be unable to obtain favorable replacement agreements with other customers. The extension or replacement of the existing long-term contracts depends on a number of factors beyond the Company's control, including:

o the availability of economically deliverable natural gas for transport through the Company's subsidiaries' pipeline systems, including in particular continued availability of adequate supplies from the Rocky Mountains, Hugoton, Permian, Anadarko and Western Canadian supply basins currently accessible to the pipeline subsidiaries;

o existing competition to deliver natural gas to the upper Midwest and southern California;

o new pipelines or expansions potentially serving the same markets as the Company's pipelines;

o the growth in demand for natural gas in the upper Midwest and southern California;

o whether transportation of natural gas pursuant to long-term contracts continues to be market practice; and

o whether the Company's business strategy, including its expansion strategy, continues to be successful.

         Any failure to extend or replace a significant portion of these contracts may have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company's utility and non-utility businesses are subject to market and credit risk.

         The Company is exposed to market and credit risks in its subsidiaries' generation, retail distribution and pipeline operations. Specifically, such risks include commodity price changes, market supply shortages, interest rate changes and counterparty default. In Iowa, MidAmerican Energy does not have an ability to pass through fuel price increases in its rates (an energy adjustment clause), so any significant increase in fuel costs or purchased power costs could have a negative impact on MidAmerican Energy. To minimize these risks, the Company requires collateral to be posted if the creditworthiness of counterparties deteriorates below established levels and enter into financial derivative instrument contracts to hedge purchase and sale commitments, fuel requirements and inventories of natural gas, electricity, coal and emission allowances. However, financial derivative instrument contracts do not eliminate the risk. The impact of these risks could result in the Company's inability to fulfill contractual obligations, significantly higher energy or fuel costs relative to corresponding sales contracts or increased interest expense.

         The Company has significant operations outside the United States which may be subject to increased risk because of the economic or political conditions of the country in which they operate.

         The Company has a number of operations outside of the United States. The acquisition, ownership and operation of businesses outside the United States entail significant political and financial risks (including, without limitation, uncertainties associated with privatization efforts, inflation, currency exchange rate fluctuations, currency repatriation restrictions, changes in law or regulation, changes in government policy, political instability, civil unrest and expropriation) and other risk/structuring issues that have the potential to cause material impairment of the value of the business being operated, which the Company may not be capable of fully insuring against. The risk of doing business outside of the United States could be greater than in the United States because of specific economic or political conditions of each country. The uncertainty of the legal environment in certain foreign countries in which the Company operates or may acquire projects or businesses could make it more difficult for the Company to enforce its rights under agreements relating to such projects or businesses. In addition, the laws and regulations of certain countries may limit the Company's ability to hold a majority interest in some of the projects or businesses that it may acquire. Furthermore, the central bank of any such country may have the authority in certain circumstances to suspend, restrict or otherwise impose conditions on foreign exchange transactions or to restrict distributions to foreign investors. Although the Company may structure certain project revenue and other agreements to provide for payments to be made in, or indexed to, United States dollars or a currency freely convertible into United States dollars, there can be no assurance that it will be able to obtain sufficient dollars or other hard currency or that available dollars will be allocated to pay such obligations.

     The Company's international projects may be subject to the risk of being delayed, suspended or terminated by the applicable foreign governments or may be subject to the risk of contract abrogation, expropriations or other uncertainties resulting from changes in government policy or personnel or changes in general political or economic conditions affecting the country. In this regard, reference is made to the substantial uncertainties associated with one of the Company's non-utility power projects in the Philippines, which is referred to as the Casecnan Project, where certain payments under the primary project agreement are currently not being made by the government of the Philippines and are presently the subject of international arbitration. Specifically, under the terms of a Casecnan Project agreement between CE Casecnan Water and Energy Company, Inc. ("CE Casecnan") and the Philippine
National Irrigation Administration ("NIA"), NIA has the option of timely reimbursing CE Casecnan directly for certain taxes CE Casecnan has paid. If NIA does not so reimburse CE Casecnan, the taxes paid by CE Casecnan result in an increase in the Water Delivery Fee under the Casecnan Project agreement. The payment of certain other taxes by CE Casecnan results automatically in an increase in the Water Delivery Fee. As of June 30, 2002, CE Casecnan has paid approximately $54.4 million in taxes which as a result of the foregoing provisions had resulted in an increase in the Water Delivery Fee. NIA has failed to pay the portion of the Water Delivery Fee each month which relates to the payment of these taxes by CE Casecnan. As a result of this non-payment, on August 19, 2002, CE Casecnan filed a Request for Arbitration against NIA, seeking payment of such portion of the Water Delivery Fee and enforcement of the relevant provision of the Casecnan Project agreement going forward. The arbitration will be conducted in accordance with the rules of the International Chamber of Commerce.

         The Company faces exchange rate risk.

         Payments from some of the Company's foreign investments, including without limitation Northern Electric and Yorkshire Electricity, are made in a foreign currency and any dividends or distributions of earnings in respect of such investments may be significantly affected by fluctuations in the exchange rate between the United States dollar and the British pound or other applicable foreign currency. Although the Company may enter into certain transactions to hedge risks associated with exchange rate fluctuations, there can be no assurance that such transactions will be successful in reducing such risks.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MIDAMERICAN ENERGY HOLDINGS COMPANY
                                                    (Registrant)



                                          /s/  Paul J. Leighton
                                          -------------------------------
                                          Paul J. Leighton
                                          Vice President, Assistant Secretary
                                          and Assistant General Counsel



Date:  November 13, 2002